EXHIBIT 99
ADDITIONAL TABLE I ENTRIES

1. Name and Address of Reporting Person* Klein Norman Paul III	2. Issuer Name and Ticker or Trading Symbol Cellular Biomedicine Group, Inc. [CBMG]						5. Relationship of Reporting Person(s) to Issuer (Check all applicable) X Director 10% Owner Officer (give Other (specify title below) below)
(Last) (First) (Middle) 9971 E. WHITEWING DRIVE	3. Statement for Issuer’s Fiscal Year Ended (Month/Day/Year) 12/31/2012
(Street) SCOTTSDALE AZ 85262	4. If Amendment, Date Original Filed (Month/Day/Year)						6. Individual or Joint Group Filing (Check Applicable Line) X Form filed by One Reporting Person Form filed by More than One Reporting Person
(City) (State) (Zip)	Table I — Non-Derivative Securities Acquired, Disposed of, or Beneficially Owned
1. Title of Security (Instr. 3)	2.Trans- action Date (Month/ Day/ Year)	2A.Deemed Execution Date, if any (Month/ Day/ Year)	3. Trans- action Code (Instr. 8) 8)	4. Securities Acquired (A) or Disposed of (D) (Instr. 3, 4 and 5)			5. Amount of Securities Ben- eficially Owned at End of Issuer’s Fiscal Year (Instr. 3 and 4)	6. Owner- ship Form: Di- rect (D) or Indi- rect (I) (Instr. 4)	7. Nature of Indirect Beneficial Ownership (Instr. 4)
				Amount	(A) or (D)	Price

Common Stock	07/8/11	S	24,200	D	$0.06	13,537,190	D
Common Stock	07/11/11	S	25,000	D	$0.062	13,512,190	D
Common Stock	07/12/11	S	5,000	D	$0.06	13,507,190	D
Common Stock	07/13/11	S	1,000	D	$0.06	13,506,190	D
Common Stock	07/14/11	S	44,000	D	$0.06	13,462,190	D
Common Stock	07/15/11	S	25,000	D	$0.061	13,437,190	D
Common Stock	08/8/11	S	100,000	D	$0.063	13,337,190	D
Common Stock	08/9/11	S	45,000	D	$0.061	13,292,190	D
Common Stock	08/10/11	S	30,000	D	$0.061	13,262,190	D
Common Stock	08/12/11	S	4,004	D	$0.065	13,258,186	D
Common Stock	08/15/11	S	95,996	D	$0.066	13,162,190	D
Common Stock	08/16/11	S	35,150	D	$0.07	13,127,040	D
Common Stock	08/17/11	S	16,000	D	$0.07	13,111,040	D

Common Stock	08/18/11	S	73,850	D	$0.07	13,037,190	D
Common Stock	08/22/11	S	50,000	D	$0.075	12,987,190	D
Common Stock	08/24//11	S	25,000	D	$0.08	12,962,190	D
Common Stock	08/29/11	S	10,000	D	$0.08	12,952,190	D
Common Stock	08/30/11	S	15,000	D	$0.08	12,937,190	D
Common Stock	09/06/11	S	100	D	$0.08	12,937,090	D
Common Stock	09/07/11	S	3,300	D	$0.08	12,933,790	D
Common Stock	09/08/11	S	10	D	$0.08	12,933,780	D
Common Stock	09/21/11	S	2,000	D	$0.07	12,931,780	D
Common Stock	09/22/11	S	400	D	$0.07	12,931,380	D
Common Stock	09/30/11	S	30,000	D	$0.055	12,901,380	D
Common Stock	10/04/11	S	13,000	D	$0.055	12,888,380	D
Common Stock	10/05/11	S	176,190	D	$0.065	12,712,190	D
Common Stock	10/07/11	S	800	D	$0.075	12,711,390	D
Common Stock	10/10/11	S	49200	D	$0.077	12,662,190	D
Common Stock	10/14/11	S	31,000	D	$0.089	12,631,190	D
Common Stock	11/28/11	S	4,000	D	$0.06	12,627,190	D
Common Stock	11/29/11	S	30,000	D	$0.06	12,597,190	D
Common Stock	11/30/11	S	21,000	D	$0.061	12,576,190	D
Common Stock	12/6/11	S	11,616	D	$0.06	12,564,574	D
Common Stock	12/12/11	S	10,000	D	$0.06	12,554,574	D
Common Stock	12/15/11	S	5,000	D	$0.06	12,549,574	D
Common Stock	12/22/11	S	23,601	D	$0.055	12,525,973	D
Common Stock	12/27/11	S	12,198	D	$0.052	12,513,775	D
Common Stock	12/28/11	S	16,000	D	$0.05	12,497,775	D
Common Stock	12/30/11	S	41,585	D	$0.05	12,456,190	D
Common Stock	01/03/12	S	29,850	D	$0.05	12,426,340	D
Common Stock	01/06/12	S	20,150	D	$0.05	12,406,190	D
Common Stock	01/12/12	S	20,500	D	$0.05	12,385,690	D
Common Stock	01/17/12	S	29,500	D	$0.05	12,356,190	D
Common Stock	01/18/12	S	55,000	D	$0.051	12,301,190	D

Common Stock	01/19/12	S	95,000	D	$0.051	12,206,190	D
Common Stock	01/20/12	S	10	D	$0.055	12,206,180	D
Common Stock	01/23/12	S	49900	D	$0.055	12,156,280	D
Common Stock	01/25/12	S	20,000	D	$0.05	12,136,280	D
Common Stock	01/27/12	S	21750	D	$0.05	12,114,530	D
Common Stock	01/31/12	S	8,250	D	$0.05	12,106,280	D
Common Stock	02/01/12	S	2,000	D	$0.05	12,104,280	D
Common Stock	02/02/12	S	23,000	D	$0.05	12,081,280	D
Common Stock	02/03/12	S	63,944	D	$0.054	12,017,336	D
Common Stock	02/06/12	S	11,146	D	$0.05	12,006,190	D
Common Stock	02/07/12	S	10,000	D	$0.052	11,996,190	D
Common Stock	02/08/12	S	15,000	D	$0.052	11,981,190	D
Common Stock	02/09/12	S	25,000	D	$0.055	11,956,190	D
Common Stock	02/15/12	S	32,000	D	$0.051	11,924,190	D
Common Stock	02/16/12	S	43,000	D	$0.054	11,881,190	D
Common Stock	04/13/12	S	25,000	D	$0.055	11,856,190	D
Common Stock	04/30/12	S	100	D	$0.054	11,856,090	D
Common Stock	05/01/12	S	25,000	D	$0.048	11,831,090	D
Common Stock	05/02/12	S	1,150	D	$0.05	11,829,940	D
Common Stock	05/14/12	S	100,000	D	$0.042	11,729,940	D
Common Stock	05/22/12	S	48,800	D	$0.044	11,681,140	D
Common Stock	05/23/12	S	50,050	D	$0.044	11,631,090	D
Common Stock	05/24/12	S	149,900	D	$0.05	11,481,190	D
Common Stock	05/25/12	S	25,000	D	$0.057	11,456,190	D
Common Stock	05/29/12	S	50,000	D	$0.059	11,406,190	D
Common Stock	06/01/12	S	20,000	D	$0.069	11,386,190	D
Common Stock	06/11/12	S	2,000	D	$0.069	11,384,190	D
Common Stock	06/13/12	S	78,000	D	$0.068	11,306,190	D
Common Stock	06/14/12	S	8,739	D	$0.075	11,297,451	D
Common Stock	06/15/12	S	41,261	D	$0.075	11,256,190	D

Common Stock	06/18/12	S	100,000	D	$0.08	11,156,190	D
Common Stock	06/19/12	S	3,510	D	$0.08	11,152,680	D
Common Stock	06/20/12	S	2,500	D	$0.08	11,150,180	D
Common Stock	06/25/12	S	3,000	D	$0.08	11,147,180	D
Common Stock	06/26/12	S	131,980	D	$0.085	11,015,200	D
Common Stock	08/14/12	S	50,000	D	$0.065	10,965,200	D
Common Stock	08/15/12	S	25,000	D	$0.065	10,940,200	D
Common Stock	08/20/12	S	50	D	$0.065	10,940,150	D
Common Stock	08/24/12	S	25,000	D	$0.055	10,915,150	D
Common Stock	08/28/12	S	5,000	D	$0.06	10,910,150	D
Common Stock	08/31/12	S	1,000	D	$0.06	10,909,150	D
Common Stock	09/05/12	S	19,000	D	$0.06	10,890,150	D
Common Stock	09/06/12	S	10,000	D	$0.06	10,880,150	D
Common Stock	10/01/12	S	117,550	D	$0.07	10,762,600	D
Common Stock	10/08/12	S	22,400	D	$0.05	10,740,200	D
Common Stock	10/11/12	S	50,000	D	$0.051	10,690,200	D
Common Stock	10/16/12	S	25,000	D	$0.05	10,665,200	D
Common Stock	10/18/12	S	25,000	D	$0.052	10,640,200	D
Common Stock	10/19/12	S	25,000	D	$0.055	10,615,200	D
Common Stock	02/01/13	P	1	A	$5.50	106,153(2)	D
Common Stock	02/06/13	A	30,000	A	$0.00	136,153	D

Explanation of Responses:

(2) The number of shares held by the reporting person reduced by 99% as the result of a reverse stock split following the issuer’s reincorporation.

	/s/ Norm Klein	06/05/2013
** Intentional misstatements or omissions of facts constitute Federal Criminal Violations. see 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).	**Signature of Reporting Person	Date
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